Filed Pursuant to Rule 497
 File No. 333-207678

CC REAL ESTATE INCOME FUND
Supplement No. 9 dated March 3, 2020 to the
Prospectus dated April 30, 2018
This Supplement No. 9 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of CC Real Estate Income Fund (the “Trust”), dated April 30, 2018, as supplemented and amended (the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The purpose of this Supplement is to disclose revisions related to the following:

•
Kevin P. Traenkle tendered his resignation from his positions as the Trust’s Chairman of the Board, Chief Executive Officer and President and as a member of the Advisor’s investment committee effective as of February 29, 2020. The decision of Mr. Traenkle was not a result of any disagreement with the Trust on any matter relating to its operations, policies or practices. Coinciding with the resignation of Mr. Traenkle, the Board appointed Frank V. Saracino to serve as the Trust’s Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and Treasurer effective as of February 29, 2020.

You should carefully consider the “Risk Factors” beginning on page 59 of the Prospectus before you decide to invest in the Trust’s common shares.
Prospectus Updates
This Supplement supplements and amends the following sections of the Prospectus by deleting each reference to Kevin P. Traenkle and making such necessary grammatical changes as the context requires to remove such references:

•	“Summary of Terms—The Advisor” on page 2, paragraph 4

•	“The Advisor—The Advisor” on page 34, paragraph 4

•	“The Advisor—The Advisor’s Management Team” on page 35, paragraph 1

•
“Risk Factors—Risks Related to the Trust and the Master Fund—The Advisor may not be successful, or there may be delays, in locating suitable investments, which could limit the Master Fund’s ability to make distributions and lower the overall return on the Shares” on page 99, paragraph 1

•	“Portfolio Management—The Advisor—Investment Committee of the Advisor” on page 128, paragraph 1

•	“Portfolio Management—Portfolio Managers—Other Accounts Managed by the Portfolio Managers” on page 130

•	“Portfolio Management—Securities Ownership of Portfolio Managers” on page 131

•	“Conflicts of Interest—Affiliates’ Interests in Colony Capital and Its Affiliates—Allocation of Affiliates’ Time” on page 142, paragraph 1

This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Board Leadership Structure” on page 119 by deleting the first two sentences of paragraph two in their entirety and replacing them with the following:
Frank V. Saracino serves as chairman of the Board and is an Interested Trustee by virtue of his relationship with the Advisor. The Board believes that Frank V. Saracino, as the Trust’s and Master Fund’s Chief Executive Officer, President, Chief Financial Officer and Treasurer is the trustee with the most knowledge of the Trust’s and Master Fund’s business strategy and is best situated to serve as chairman of the Board.
This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Trustees” on page 120 by deleting the row for Kevin P. Traenkle in its entirety and replacing it with the following:

Frank V. Saracino (53)	Chairman of the Board, CEO, President, CFO and Treasurer	2020	Chairman, CEO, President, CFO and Treasurer of the Trust, the Master Fund, the Feeder Funds; Director and CFO of the REIT Subsidiary; Chief Accounting Officer of Colony Credit Real Estate Inc.; Chief Financial Officer and Treasurer of NorthStar Healthcare and CFO of N1 Liquidating Trust	5	Chairman of the Trust, the Master Fund and the Feeder Funds

This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Trustee Qualifications—Interested Trustee” on page 121 by replacing the first two paragraphs in their entirety with the following:
Frank V. Saracino. Mr. Saracino has been Chairman and an Interested Trustee of the Board of Trustees, Chief Executive Officer and President of the Trust and the Master Fund since February 29, 2020 and Chief Financial Officer and Treasurer since inception. Mr. Saracino has also served as a Director and Chief Financial Officer of the REIT Subsidiary since February 2017. In addition, Mr. Saracino has served as Chief Accounting Officer of Colony Credit Real Estate Inc, since November 2018, Chief Financial Officer of N1 Liquidating Trust since February 2018 and Chief Financial Officer and Treasurer of NorthStar Healthcare since August 2015. He previously served as Chief Financial Officer and Treasurer of NorthStar Income, NorthStar Income II and NorthStar/RXR from August 2015 through January 2018. Prior to joining NorthStar Asset Management Group, Inc. (“NSAM”) from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation, or Prospect, where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Previously, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.
The Board believes that Mr. Saracino’s extensive finance, accounting and capital markets expertise through various market cycles and changing market conditions, combined with his current service as Chief Financial Officer and Treasurer of Trust and the Master Fund, support his appointment to the Trust’s Board.
This Supplement supplements and amends the table in the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Executive Officers” by replacing the table in its entirety with the following, on page 123:

Name	Age	Positions Held
Frank V. Saracino	53	Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President and Treasurer
William Hughes III	46	Chief Operating Officer
Ronald M. Sanders	56	Secretary
Kristen Whealon	46	Chief Compliance Officer

This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Information about Executive Officers Who are Not Trustees” by deleting in its entirety the first paragraph on page 123.

This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Trustee Independence” on page 124 by replacing the second paragraph in its entirety with the following:
The Board has determined that each of the trustees is independent and has no relationship with the Trust or the Master Fund, except as a trustee and shareholder, with the exception of Frank V. Saracino, as a result of his relationship with Colony Capital and the Advisor.
This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Trustee Beneficial Ownership of Shares” on page 126 by replacing the row under the heading “Interested Trustee” in its entirety with the following:

Frank V. Saracino	None